EXHIBIT 99.2

                    ITEM 7(b) PRO FORMA FINANCIAL INFORMATION

                     INDEX TO PRO FORMA FINANCIAL STATEMENTS



NetZero Pro Forma Consolidated Financial Statements
-----------------------------------------------------
Unaudited Pro Forma Condensed Balance Sheet at September 30, 1999 .......... F-3

Unaudited Pro Forma Condensed Statement of Operations for the Three
  Months Ended September 30, 1999 .......................................... F-4

Unaudited Pro Forma Condensed Statement of Operations for the Year
  Ended June 30, 1999 ...................................................... F-5

Notes to the Unaudited Pro Forma Condensed Financial Statements............. F-6


                                  NETZERO, INC.
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                                    OVERVIEW

On December 1, 1999, the Company acquired AimTV, Inc. ("AimTV") in a stock-for-stock transaction. AimTV has developed a patent-pending technology designed to enable advertisers to run broadcast-quality commercials over narrowband Internet connections. The following unaudited pro forma condensed consolidated statements of operations for the year ended June 30, 1999 and the three months ended September 30, 1999 are set forth herein to give effect to the acquisition of AimTV by the Company as if the acquisition had occurred on March 1, 1999 (inception of AimTV). Consideration for the purchase was approximately 970,000 shares of common stock and options to purchase common stock of the Company with a fair value of approximately $23.3 million. The unaudited pro forma condensed consolidated balance sheet data gives effect to the acquisition of AimTV by the Company as if such acquisition had occurred on September 30, 1999.

The acquisition has been accounted for as a purchase. Based on the purchase price allocation, approximately $23.0 million of intangible assets have been recorded which are being amortized over periods ranging from two to three years.

The unaudited pro forma condensed consolidated statements of operations are provided for illustrative purposes only and are not necessarily indicative of the operating results that would have been achieved had the acquisition occurred on March 1, 1999 (inception of AimTV), nor do they represent a forecast of the combined future results of operations for any future periods. The audited historical financial statements of the Company are included elsewhere in this Form 8-K/A and the unaudited pro forma condensed consolidated financial information presented herein should be read in conjunction with those financial statements and related notes.

                                  NETZERO, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1999


                                                      Netzero, Inc.         AimTV, Inc.          Adjustments           Pro Forma
                                                      -------------       --------------        -------------        -------------
ASSETS
Current Assets:
    Cash and cash equivalents                         $181,718,000        $    621,000          $          -         $182,339,000
    Accounts receivable, net                             4,825,000                   -                                  4,825,000
    Other current assets                                 6,680,000              29,000                                  6,709,000
                                                      ------------        ------------          ------------         ------------
       Total current assets                            193,223,000             650,000                     -          193,873,000

    Property and equipment, net                         21,472,000             193,000                                 21,665,000
    Restricted cash                                      1,884,000              75,000                                  1,959,000
    Deposits and other assets                              597,000              15,000                                    612,000
    Intangible assets                                                                             22,975,000(b)        22,975,000
                                                      ------------        ------------          ------------         ------------
       Total assets                                   $217,176,000        $    933,000          $ 22,975,000         $241,084,000
                                                      ============        ============          ============         ============

LIABILITIES AND STOCKHOLDERS EQUITY
Current Liabilities:
    Accounts payable                                  $ 13,043,000        $    292,000          $          -         $ 13,335,000
    Accrued liabilities                                  1,554,000              17,000               100,000(b)         1,671,000
    Deferred revenue                                     4,717,000                   -                                  4,717,000
    Current portion of notes payable                     1,460,000             100,000                                  1,560,000
    Current portion of capital leases                    1,394,000                                                      1,394,000
                                                      ------------        ------------          ------------         ------------
       Total current liabilities                        22,168,000             409,000               100,000           22,677,000

    Notes payable less current portion                   3,395,000             150,000                                  3,545,000
    Capital leases less current portion                  2,332,000                   -                                  2,332,000
    Commitments and contingencies                                -                   -                                          -


Stockholders' equity                                   189,281,000             374,000              (374,000)(c)      212,530,000
                                                                                                  23,249,000(a)
                                                                                                                                -
                                                      ------------        ------------          ------------         ------------
       Total liabilities and stockholders' equity     $217,176,000        $    933,000          $ 22,975,000         $241,084,000
                                                      ============        ============          ============         ============


See accompanying notes to Pro Forma Condensed Consolidated Financial Information

                                  NETZERO, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      THREE MONTHS ENDED SEPTEMBER 30, 1999


                                                NETZERO, INC.           AIMTV, INC.           ADJUSTMENTS            PRO FORMA
                                                ------------           ------------           -----------          -------------
Net revenues                                    $  7,720,000           $          -           $         -          $  7,720,000
Cost of revenues                                  12,093,000                      -                                  12,093,000
                                                ------------           ------------           -----------          ------------
       Gross loss                                 (4,373,000)                     -                     -            (4,373,000)

Operating expenses                                                                                                            -
     Sales and marketing                           4,991,000                123,000                                   5,114,000
     Product development                             818,000                309,000                                   1,127,000
     General and administrative                    3,506,000                175,000                                   3,681,000
     Stock-based compensation                      1,303,000                355,000                                   1,658,000
     Amortization of intangible assets                                                          2,308,000(d)          2,308,000
                                                ------------           ------------           -----------          ------------
          Total operating expenses                10,618,000                962,000             2,308,000            13,888,000

     Loss from operations                        (14,991,000)              (962,000)           (2,308,000)          (18,261,000)

     Interest income                                 285,000                  5,000                                     290,000
     Interest expense                               (221,000)                (3,000)                                   (224,000)
                                                ------------           ------------           -----------          ------------
     Net loss                                   $(14,927,000)          $   (960,000)          $(2,308,000)         $(18,195,000)
                                                ============           ============           ===========          ============
Historical basic and diluted net loss
     per share                                  $      (1.04)
                                                ============
Shares used in the calculation of
     historical basic and diluted net
     loss per share                               14,365,000
                                                ============
Pro forma basic and diluted net loss
     per share                                                                                                     $      (1.20)(e)
                                                                                                                   ============
Shares used in the calculation of
     pro forma basic and diluted net
     loss per share                                                                                                  15,127,000(e)
                                                                                                                   ============


                                  NETZERO, INC.
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 1999


                                                NETZERO, INC.          AIMTV, INC.(1)         ADJUSTMENTS           PRO FORMA
                                                -------------          --------------        -------------       --------------
Net revenues                                    $  4,634,000            $          -          $          -       $   4,634,000
Cost of revenues                                  12,426,000                       -                                12,426,000
                                                ------------            ------------          ------------       -------------
       Gross loss                                 (7,792,000)                      -                     -          (7,792,000)

Operating expenses
     Sales and marketing                             926,000                  20,000                                   946,000
     Product development                           1,019,000                  27,000                                 1,046,000
     General and administrative                    4,442,000                  59,000                                 4,501,000
     Stock-based compensation                      1,236,000                                                         1,236,000
     Amortization of intangible assets                                                           3,078,000(d)        3,078,000
                                                ------------            ------------          ------------       -------------
          Total operating expenses                 7,623,000                 106,000             3,078,000          10,807,000

     Loss from operations                        (15,415,000)               (106,000)           (3,078,000)        (18,599,000)

     Interest income                                 225,000                   1,000                                   226,000
     Interest expense                               (110,000)                      -                                  (110,000)
                                                ------------            ------------          ------------       -------------
     Net loss                                   $(15,300,000)           $   (105,000)         $ (3,078,000)      $ (18,483,000)
                                                ============            ============          ============       =============
Historical basic and diluted net loss
     per share                                  $      (1.42)
                                                ============
Shares used in the calculation of
     historical basic and diluted net
     loss per share                               10,792,000
                                                ============
Pro forma basic and diluted net loss
     per share                                                                                                   $       (1.60)(e)
                                                                                                                 =============
Shares used in the calculation of
     pro forma basic and diluted net
     loss per share                                                                                                 11,554,000(e)
                                                                                                                 =============


(1) Operating results are for the period from March 1, 1999 (Inception) through June 30, 1999.

                                  NETZERO, INC.
                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1. The unaudited pro forma condensed consolidated statements of operations for the Company for the year ended June 30, 1999 and for AimTV for the period from March 1, 1999 (inception) through June 30, 1999 and for the Company and AimTV for the three months ended September 30, 1999 have been prepared as if the acquisition, which has been accounted for as a purchase, had occurred on March 1, 1999 (inception of AimTV) and July 1, 1999, respectively.

Note 2. The unaudited pro forma condensed consolidated balance sheet of the Company and AimTV has been prepared as if the acquisition, which has been accounted for as a purchase, had occurred on September 30, 1999. Aggregate consideration of $23.3 million and $100,000 of estimated acquisition costs resulted in approximately $23.0 million in goodwill and other intangible assets, including acquired technology and non-compete agreements.

Note 3. The following pro forma adjustments are reflected in the unaudited pro forma condensed consolidated financial information:

         (a) Issuance of approximately 973,000 shares of common stock and options to purchase common stock of the Company, at $23.94 per share as of November 15, 1999.

         (b) Excess of purchase consideration and estimated acquisition costs over the fair value of net tangible assets acquired.

         (c)      Elimination of AimTV's historical equity.

         (d) Amortization of goodwill and other intangible assets on a straight-line basis over periods ranging from two to three years commencing March 1, 1999 (inception), and July 1, 1999, respectively.

         (e) The difference between the historical and pro forma basic and diluted net loss per share for the year ended June 30, 1999 and the three months ended September 30, 1999 is the result of an increase in shares used in the calculation of pro forma net loss per share due to the inclusion of shares issued in connection with the acquisition of AimTV, adjusted for shares subject to repurchase.